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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 16, 1994


                     SAVANNAH ELECTRIC AND POWER COMPANY
            (Exact name of registrant as specified in its charter)


         Georgia                 1-5072                58-0418070
- --------------------------------------------------------------------------------
(State or other jurisdiction    (Commission           (IRS Employer
      of incorporation)          File Number)       Identification No.)



 600 Bay Street, East, Savannah, Georgia                           31401
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 (Address of principal executive offices)                       (Zip Code)


      Registrant's telephone number, including area code (912) 232-7171


                                     N/A
        (Former name or former address, if changed since last report.)
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


                 (c)      Exhibits.

                          23      -        Consent of Arthur Andersen & Co.

                          99      -        Audited Financial Statements of
                                           Savannah Electric and Power Company
                                           as of December 31, 1993.




                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             SAVANNAH ELECTRIC AND POWER COMPANY


                                             By /s/ Wayne Boston
                                                ---------------------------
                                                      Wayne Boston
                                                   Assistant Secretary


Date:    March 1, 1994